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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2004

                          DVI Receivables VIII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                333-74901-04                 25-1824149
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      State or Other             (Commission                (IRS Employer
Jurisdiction of Formation)       File Number)           Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929

       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A

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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. Other Events and Required FD Disclosure

On May 11, 2004 Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables VIII, L.L.C., the servicer report for the payment date May 13, 2004 attached hereto as Exhibit
99.1 (the "May Report").

USBPS has certified to the May Report. The May Report has not been approved by any third party, including the Trustee.

ITEM 7. Financial Statements and Exhibits

         (a)      Exhibits

                  99.1   -   DVI Receivables VIII, L.L.C. 1999-1 Servicer Report
                             for the Payment Date May 13, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI Receivables VIII, L.L.C.,
                                                 by its Managing Member,
                                                 DVI Receivables Corp. VIII

                                                 By: /s/ Andrew Stearns
                                                    ----------------------------
                                                     Andrew Stearns
                                                     Vice President

Dated May 18, 2004